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                                                                   Exhibit 99.3

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Edward J. Shoen, Chairman of the Board and President of U-Haul International, Inc., certify that:

1. the Quarterly Report of U-Haul International, Inc. on Form 10-Q for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of U-Haul International, Inc.

                                            /s/ Edward J. Shoen
                                            -----------------------------------
                                            Edward J. Shoen
                                            Chairman of the Board and President
                                            November 18, 2002